For Immediate Release U.S. Concrete Adds Chief Operating Officer EULESS, Texas, October 23, 2015 – U.S. Concrete, Inc. (NASDAQ:USCR) announced today that it has hired Ronnie Pruitt as Senior Vice President and Chief Operating Officer, reporting directly to the CEO. In this new role, Mr. Pruitt will have direct oversite of all U.S. Concrete ready-mixed concrete, aggregate and ancillary operations. Mr. Pruitt comes from Martin Marietta Materials, Inc. (NYSE:MLM) (Martin), where he served as Vice President of Cement Sales, and has over 20 years of industry experience. “I am excited to bring Ronnie’s capabilities and experience to our executive management team,” said William J. Sandbrook, U.S. Concrete President and CEO. “Ronnie is well respected in the industry, and his extensive background in all aspects of heavy construction materials will add immediate value and help us execute on our enhanced growth strategy.” Prior to Mr. Pruitt’s tenure with Martin, he spent most of his career with Texas Industries, Inc., where he served as Vice President of Cement Production and Vice President of Sales and Marketing of the cement and aggregates divisions. About U.S. Concrete, Inc. U.S. Concrete, Inc. (the “Company” or “U.S. Concrete”) serves the construction industry in several major markets in the United States through its two business segments: ready- mixed concrete and aggregate products. The Company has 139 standard ready-mixed concrete plants, 16 volumetric ready-mixed concrete facilities, and 12 producing aggregates facilities. During 2014, U.S. Concrete sold approximately 5.7 million cubic yards of ready-mixed concrete and approximately 4.7 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws, and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms or other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are predictions based on our current expectations and projects about future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such forward-looking statements, by their nature, are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes of our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage and environmental, health and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage and other claims and insurance coverage issues. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. # # # Company Contact Information: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com